UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-06190)

Exact name of registrant as specified in charter:	Putnam International Equity Fund

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	June 30, 2012

Date of reporting period:	July 1, 2011 — December 31, 2011

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)
POVSX

Putnam International Equity Fund

Semiannual report
12|31|11

A world of investing.™

Putnam Investments

BLEND FUNDS invest opportunistically in a variety of stocks, such as growth stocks and value stocks.

Putnam
International Equity
Fund

Semiannual report
12 | 31 | 11

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	11

Your fund’s expenses	13

Terms and definitions	15

Other information for shareholders	16

Financial statements	17

Consider these risks before investing: International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. The use of derivatives involves additional risks, such as the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound.

Message from the Trustees

Dear Fellow Shareholder:

Global financial uncertainty and the European debt crisis continue to contribute to risk aversion and volatility within markets around the world. While we have experienced some positive trends in recent months, stock markets ended 2011 essentially where they began.

Until a lasting and meaningful solution is found for the European debt problem and the U.S. economy establishes a solid footing, it is our belief that this volatility and uncertainty will persist, at least over the near term. In this kind of market, Putnam’s portfolio managers and analysts are dedicated to uncovering opportunities, while seeking to guard against downside risk.

During periods of market uncertainty, it is especially important to rely on the counsel and expertise of your financial advisor, who can help you maintain a long-term focus and a balanced investment approach suitable to your goals.

In other developments, please join us in welcoming the return of Elizabeth T. Kennan to the Board of Trustees. Dr. Kennan, who served as a Trustee from 1992 until 2010, has rejoined the Board, effective January 1, 2012. Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse breeding and general farming), and is also President Emeritus of Mount Holyoke College.

We would also like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

Putnam International Equity Fund

Unearthing opportunities beyond America

Putnam International Equity Fund pursues attractively valued companies outside the United States. With a history of over 20 years, the fund has refined an investment process that incorporates fundamental company research with sector and market insights.

A world of opportunities

Emerging markets · Developed markets

The fund can invest in undervalued companies across a diverse range of international markets, including the developed markets of Europe, Canada, Japan, and Australia, as well as the developing markets of Latin America, Asia, Eastern Europe, and Africa.

Sources: MSCI EAFE Index, MSCI Emerging Markets Index.

Investments may drive future growth in international markets

Investment is one of the keys for sustaining long-term economic growth, and most regions of the world are benefiting from a higher ratio of investment to GDP than is the United States.

Comparing investment as a percentage of GDP across regions

European Union
Latin America and the Caribbean
Newly industrialized Asian economies
United States
30%
25
20
15
10
5
0
2003
2004
2005
2006
2007
2008
2009
2010
2011*
2012*

* *Estimated.*
Source: International Monetary Fund, World Economic Outlook Database, April 2011.

"We actively research stocks one by one, trying to find companies that the market has undervalued."

Simon Davis
Portfolio Manager
Putnam's Co-Head of International Equities, Simon Davis has experience investing in international markets since 1988.

2
3

Performance snapshot

Annualized total return (%) comparison as of 12/31/11

- **The fund — class A shares before sales charge**
  Putnam International Equity Fund (POVSX)
- **Fund's benchmark**
  MSCI EAFE Index (ND)
- **Fund's Lipper peer group average**
  International Large-Cap Core Funds

6.70
4.28
5.46
LIFE OF FUND
(since 2/28/91)
2.20
4.67
3.86
10 YEARS
–6.97
–4.72
–4.93
5 YEARS
5.22
7.65
7.04
3 YEARS
–15.54
–12.14
–12.61
1 YEAR
–19.13
–16.31
–16.67
6 MONTHS*

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 11–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

Interview with your fund’s portfolio manager

This past year may long be remembered as the year of Europe’s sovereign debt crisis. How did Europe’s fiscal and political challenges play out in international markets over the past six months, and how did the fund fare?

The period was extremely challenging for international equity markets because of concerns over European sovereign debt. European markets sold off dramatically over the summer, declining 20% between July 22 and August 10. Until a slight upswing toward year-end, European markets were largely range-bound for the balance of 2011, as deep uncertainties periodically erupted over the level of sovereign debt and, in particular, the ability of European leaders to resolve the region’s problems.

With Europe edging toward the brink of what many perceived to be fiscal and political catastrophe, markets sought to gauge the ripple effect on the global economy. Europe is China’s largest export market, for example, so European weakness would negatively affect China’s export growth. In addition, investors were concerned that a European recession, which many forecasters now believe is all but inevitable in the first half of 2012, might derail the tentative recovery in the United States.

In this difficult period, Putnam International Equity Fund underperformed the benchmark, which we attribute to deep risk aversion in the markets. However, the macro-driven volatility does not change our thesis on many stocks that we find attractive, and we remain

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 12/31/11. See pages 4 and 11–12 for additional fund performance information. Index descriptions can be found on page 15.

convinced that our patience will eventually be rewarded.

Were Japanese markets insulated from Europe’s problems?

Japan is more exposed to the combination of the United States and China than to Europe. Many Japanese companies represent inexpensive investment opportunities, in my view, but if Japan’s fate is not strongly tied to that of Europe, it does face its own important risks as 2012 progresses. These include the gradual fading of the post-earthquake reconstruction effort and the longer-term problem of massive government debt combined with poor demographics.

What about emerging markets other than China? Do you expect the long-term growth story there to remain intact if Europe’s problems require a multi-year resolution?

In emerging markets, we have seen government policy turn increasingly supportive of growth, particularly as the Europe-based threat to export-led growth has increased. Europe, I believe, will not derail the long-term growth of emerging markets, their economic rebalancing through the development of domestic consumption, or their secular trends of urbanization and wealth creation among a rising middle class.

In terms of specific markets, we expect Latin America will continue to benefit from its exposure to the U.S. recovery and its exports of raw materials and agricultural products to emerging economies. India, by contrast, is in a more difficult situation in the short to intermediate term, as it has an inflation problem to contain and education challenges to meet for its vast population. However, it has strong demographics that should support economic growth over the long term. Emerging European countries will likely be hit hard by problems across the eurozone. Hungary, for example, has established a new constitution that flies in the face of various democratic rights, which could potentially lead to the withdrawal of crucial IMF support at a time when financial stability is needed most.

Country allocations are shown as a percentage of the fund’s net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any. Weightings will vary over time.

Did the indiscriminate selling of European stocks enhance any value opportunities?

I believe it did for the intermediate to long term, but in the short term, high volatility caused even attractive opportunities to suffer in terms of stock price declines. This was a common theme in international equities: Many stocks that exhibited favorable characteristics and the highest upside potential according to our valuation models bore the brunt of the Europe-led stock sell-off, whereas less attractively valued stocks performed relatively better. In some cases, such as consumer staples, these outperforming stocks offered more defensible earnings. However, the underperformance of cheaply valued stocks was so widespread that I believe it was mostly attributable to the generalized risk reduction that investors acted on in the second half of 2011. Stocks were sold across the board, and because professional investors tend to invest in stocks that they think are cheap, these were generally the stocks that suffered most.

Having said that, I believe the disproportionately negative performance of attractively valued stocks will not last forever, and markets will eventually reward companies that are cheap relative to attractive earnings growth and other strong fundamental characteristics. In terms of sectors, it was relatively unsurprising that defensive sectors such as health care, consumer staples, energy, and telecommunication services outperformed other sectors in light of widespread risk aversion. However, I expect valuation will ultimately return as a critical factor for relative stock performance, with monetary easing, defensive investor positioning, and upside

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 12/31/11. Short-term holdings are excluded. Holdings will vary over time.

from growth in China and the United States acting as potential catalysts.

Which stocks did well in the portfolio despite the high volatility?

Relatively large companies in stable and defensive sectors were better able to weather the European storm. This was visible, for example, in the positive performance of Anheuser-Busch InBev [ABI], the Belgium-based multi-national brewing company, which was the top contributor to the fund’s results for the six-month period. ABI is a truly international company with globally and locally recognized brands and substantial exposure to emerging-market growth. By cutting back on debt and returning cash to shareholders, the company’s share price appreciated during the period.

Telstra, the leading telecom company in Australia, was the second-largest contributor to performance. Telstra offers a secure and highly attractive dividend yield. Investors flocked to the name as other sectors proved less secure in 2011 and also because investors began to view the impact of Australia’s next-generation fiber network as more positive for the company.

Sanofi, the third-largest contributor to performance, is a large, well-capitalized health-care company. It has paid a good dividend yield, and we perceive it has strong growth prospects, particularly in the wake of its purchase of Genzyme, a leading biotechnology company based in the United States.

Which positions or strategies detracted the most from relative returns?

The largest detractor from returns was the stock of First Solar, a low-cost manufacturer of utility-scale solar facilities. The stock sold off aggressively during the period, as the market realized that government subsidies would be increasingly hard to secure throughout developed markets. By the end of the period, we eliminated this stock from the portfolio as it was not generating the earnings we had anticipated.

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Weightings are shown as a percentage of net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any. Holdings will vary over time.

Banks, particularly French banks, did poorly due to concerns over the sector’s exposure to sovereign debt risks. Consequently, the fund’s greater-than-benchmark weight to French bank BNP Paribas negatively affected returns. Furthermore, fears over France’s potential loss of its AAA sovereign debt rating — which in fact occurred after period-end — generated additional concerns and volatility among French bank stocks, as investors’ faith in the banks’ ability to generate competitive returns took a hit. Having said that, we continue to hold this position, though we are underweight the sector relative to the benchmark. While it is true that investing in European banks is fraught with uncertainty, we believe there is large potential upside for this sector in the event of an eventual resolution of Europe’s debt problems. Thus, maintaining positions in those financials we believe stand to benefit the most from a general upswing in the sector and thrive on the other side of the crisis remains an important strategic decision.

Another detractor was our investment in jewelry maker Pandora, a case in which our stock selection missed the mark. We believed the company had strong growth prospects in the area of affordable luxury products, but in the context of the intermittent economic recovery and renewed recession fears, Pandora was unable to diversify its product offering, exhibited an inability to manage its inventory, and proved highly vulnerable to the rising costs of precious metals. By period-end, we eliminated the fund’s position in the stock.

What is your outlook for international equities and the fund?

In my view, it is highly likely that 2012 will continue to present major challenges. Europe has not fully come to terms with a number of serious risks, including a potentially deteriorating economic outlook, heavy sovereign funding schedules, and continued elevated borrowing costs for countries such as Portugal, Italy, Ireland, Greece, and Spain. Our base case is that the European Union is likely to muster the political will and leverage the backing of the International Monetary Fund in order to remain intact through this period of macroeconomic instability. Having said that, however, we believe that the likely recession in Europe — exacerbated by Europe’s need for austerity — will hit peripheral European countries relatively hard and may put downward pressure on global growth.

In the meantime, absent a shock that forces the European Central Bank [ECB] to provide much greater monetary stimulus, I expect political developments will drive European markets, with hope-fueled rallies followed by fear-induced sell-offs. There is no way around the reality that solving Europe’s problems will take time — time for policymakers to craft real solutions and time for Europe to generate enough growth to reduce debt levels and create jobs. Until then, I believe that earnings will be under pressure and stock markets will likely be challenged. I do expect monetary easing and attractive valuations in certain areas to provide downside support to flagging markets.

Given the probability of limited growth in the eurozone, I also believe those companies that offer sustainable growth will likely trade at a premium. A possible upside scenario involves greater-than-expected progress toward a proper fiscal union in the eurozone. This could provide the ECB with the political cover to engage in more aggressive monetary easing, driving down sovereign borrowing costs, which would be a forceful tailwind for European equities. However, there are many obvious political risks to this more positive scenario, not least that ongoing austerity will be difficult to bear in weak economies, while wealthier countries may find the level of support they need to provide to their weaker neighbors a bitter pill to swallow.

Thank you, Sam, for bringing us up to date.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Of special interest

The fund benefited during the period as a result of receiving a total of $19,955,701 in non-recurring reimbursements pursuant to legal settlements. For more detail, please refer to the notes to the financial highlights on page 32 of this report.

Portfolio Manager Simon Davis is Co-Head of International Equities at Putnam. He has a B.A. from Oxford University. Simon joined Putnam in 2000 and has been in the investment industry since 1988.

IN THE NEWS

Governments of the world’s top economies have more than $7.6 trillion of debt maturing in 2012, up from $7.4 trillion one year ago, according to data compiled by Bloomberg. With Japan’s $3 trillion and the United States’ $2.8 trillion of debt at the head of the list, most of the Group of Seven nations, as well as Brazil, Russia, India, and China, will inevitably confront an increase in borrowing costs. As the global economy decelerates, surveys show that investors may seek a higher return to lend to countries seeking to finance higher debt burdens. Meanwhile the International Monetary Fund (IMF) reduced its 2012 global growth forecast from 4.5% to 4%, as Europe’s debt contagion spreads and the United States seeks to cut its $1 trillion-plus budget deficit.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended December 31, 2011, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 12/31/11

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(2/28/91)		(6/1/94)		(7/26/99)		(12/1/94)		(1/21/03)	(7/12/96)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Annual average
(life of fund)	6.70%	6.40%	5.88%	5.88%	5.91%	5.91%	6.16%	5.98%	6.44%	6.90%

10 years	24.26	17.11	15.23	15.23	15.31	15.31	18.21	14.07	21.26	27.43
Annual average	2.20	1.59	1.43	1.43	1.43	1.43	1.69	1.33	1.95	2.45

5 years	–30.33	–34.33	–32.93	–33.94	–32.92	–32.92	–32.08	–34.45	–31.21	–29.47
Annual average	–6.97	–8.07	–7.68	–7.96	–7.68	–7.68	–7.45	–8.10	–7.21	–6.74

3 years	16.48	9.76	13.85	10.85	13.85	13.85	14.72	10.68	15.59	17.30
Annual average	5.22	3.15	4.42	3.49	4.42	4.42	4.68	3.44	4.95	5.46

1 year	–15.54	–20.39	–16.12	–20.11	–16.17	–16.97	–15.95	–18.90	–15.71	–15.34

6 months	–19.13	–23.79	–19.41	–23.25	–19.48	–20.25	–19.37	–22.20	–19.23	–19.06

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

Recent performance may have benefitted from one or more legal settlements.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance does not reflect conversion to class A shares.

Comparative index returns For periods ended 12/31/11

		Lipper International Large-Cap Core
	MSCI EAFE Index (ND)	Funds category average*

Annual average (life of fund)	4.28%	5.46%

10 years	57.78	47.88
Annual average	4.67	3.86

5 years	–21.48	–21.91
Annual average	–4.72	–4.93

3 years	24.75	22.87
Annual average	7.65	7.04

1 year	–12.14	–12.61

6 months	–16.31	–16.67

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 12/31/11, there were 357, 344, 306, 247, 146, and 11 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 12/31/11

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		1	1	1		1	1

Income	$0.957		$0.759	$0.801	$0.854		$0.908	$1.011

Capital gains	—		—	—	—		—	—

Total	$0.957		$0.759	$0.801	$0.854		$0.908	$1.011

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

6/30/11	$20.93	$22.21	$19.85	$20.23	$20.38	$21.12	$20.61	$21.20

12/31/11	15.96	16.93	15.23	15.48	15.57	16.13	15.73	16.14

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual fund operating expenses for the fiscal
year ended 6/30/11	1.37%	2.12%	2.12%	1.87%	1.62%	1.12%

Annualized expense ratio for the six-month period
ended 12/31/11*	1.35%	2.10%	2.10%	1.85%	1.60%	1.10%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Includes a decrease of 0.01% from annualizing the performance fee adjustment for the six months ended 12/31/11.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from July 1, 2011, to December 31, 2011. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$6.14	$9.53	$9.53	$8.40	$7.27	$5.00

Ending value (after expenses)	$808.70	$805.90	$805.20	$806.30	$807.70	$809.40

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/11. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended December 31, 2011, use the following calculation method. To find the value of your investment on July 1, 2011, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$6.85	$10.63	$10.63	$9.37	$8.11	$5.58

Ending value (after expenses)	$1,018.35	$1,014.58	$1,014.58	$1,015.84	$1,017.09	$1,019.61

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/11. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

MSCI EAFE Index (ND) is an unmanaged index of equity securities from developed countries in  Western Europe, the Far East, and Australasia.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2011, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of December 31, 2011, Putnam employees had approximately $321,000,000 and the Trustees had approximately $70,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

The fund’s portfolio 12/31/11 (Unaudited)

COMMON STOCKS (99.1%)*	Shares	Value

Australia (2.9%)
Macquarie Group, Ltd.	378,534	$9,200,811

Origin Energy, Ltd.	514,271	6,988,923

Telstra Corp., Ltd.	3,581,063	12,189,257

		28,378,991
Belgium (2.4%)
Anheuser-Busch InBev NV	393,055	24,004,873

		24,004,873
Brazil (1.3%)
Cia Hering	330,700	5,755,004

Itau Unibanco Holding SA ADR (Preference)	417,500	7,748,800

		13,503,804
Canada (2.9%)
Agrium, Inc.	107,660	7,226,298

Canadian Natural Resources, Ltd.	359,000	13,443,779

Potash Corp. of Saskatchewan, Inc.	216,500	8,949,021

		29,619,098
China (5.1%)
Baidu, Inc. ADR †	42,600	4,961,622

China Mobile, Ltd.	805,500	7,853,548

China National Materials Co., Ltd.	18,732,000	6,619,991

China WindPower Group, Ltd. †	69,160,000	2,588,073

Industrial and Commercial Bank of China, Ltd.	18,735,000	11,149,940

Lenovo Group, Ltd.	9,006,000	5,984,920

PCD Stores Group, Ltd.	25,184,000	3,451,647

Perfect World Co., Ltd. ADR †	339,000	3,549,330

Zhongpin, Inc. †	609,400	5,192,088

		51,351,159
France (9.9%)
AXA SA	630,168	8,121,254

BNP Paribas SA	313,003	12,253,468

Christian Dior SA	152,248	17,994,761

Sanofi	422,756	30,933,480

Technip SA	130,545	12,201,124

Valeo SA	214,287	8,479,421

Vinci SA	234,705	10,239,731

		100,223,239
Germany (10.8%)
Allianz SE	123,201	11,774,407

Biotest AG (Preference)	78,319	4,029,950

Deutsche Bank AG	279,357	10,558,722

Deutsche Post AG	1,310,809	20,153,249

Kabel Deutschland Holding AG †	198,196	10,029,722

Lanxess AG	191,342	9,899,627

MTU Aero Engines Holding AG	184,878	11,829,358

Porsche Automobil Holding SE (Preference)	311,674	16,679,303

Siemens AG	148,735	14,225,106

		109,179,444

COMMON STOCKS (99.1%)* cont.	Shares	Value

Hong Kong (0.8%)
Henderson Land Development Co., Ltd.	1,633,000	$8,085,201

		8,085,201
Ireland (3.2%)
Covidien PLC	227,600	10,244,276

Kerry Group PLC Class A	290,873	10,646,889

WPP PLC	1,119,140	11,687,498

		32,578,663
Israel (0.9%)
Teva Pharmaceutical Industries, Ltd. ADR	224,000	9,040,640

		9,040,640
Italy (0.8%)
Fiat SpA S	1,718,591	7,859,160

		7,859,160
Japan (20.7%)
Aisin Seiki Co., Ltd.	349,200	9,935,784

Fujitsu, Ltd.	1,810,000	9,391,673

Inpex Corp.	2,800	17,608,022

Japan Tobacco, Inc.	2,913	13,692,083

Konami Corp.	347,200	10,385,559

Lawson, Inc.	279,300	17,429,719

Mitsubishi Electric Corp.	1,416,000	13,538,793

Mitsubishi Tanabe Pharma	588,200	9,302,017

Mitsubishi UFJ Financial Group, Inc.	3,198,100	13,567,080

Nippon Telegraph & Telephone (NTT) Corp.	382,400	19,420,738

Nissan Motor Co., Ltd.	2,016,000	18,094,720

ORIX Corp.	228,820	18,862,664

Sumitomo Heavy Industries, Ltd.	1,907,000	11,101,168

Tokyo Gas Co., Ltd.	3,759,000	17,273,833

Yamada Denki Co., Ltd.	132,180	8,981,038

		208,584,891
Malaysia (0.6%)
AirAsia Bhd	5,349,100	6,347,985

		6,347,985
Netherlands (1.0%)
ING Groep NV GDR †	1,431,982	10,204,634

		10,204,634
Norway (0.8%)
DnB NOR ASA	780,143	7,622,890

		7,622,890
Russia (1.8%)
Gazprom OAO ADR	684,671	7,280,207

Sberbank of Russia ADR †	871,936	8,578,496

Synergy Co. †	135,638	1,897,033

		17,755,736
South Korea (1.0%)
Samsung Electronics Co., Ltd.	11,134	10,226,867

		10,226,867
Spain (0.7%)
Grifols SA † S	387,702	6,508,919

Grifols SA Class B †	38,770	421,496

		6,930,415

COMMON STOCKS (99.1%)* cont.	Shares	Value

Taiwan (1.6%)
Hon Hai Precision Industry Co., Ltd.	3,395,000	$9,277,877

Unimicron Technology Corp.	5,852,000	6,876,182

		16,154,059
United Kingdom (25.6%)
Associated British Foods PLC	608,281	10,450,133

Barclays PLC	4,736,015	12,829,727

BG Group PLC	1,048,463	22,360,907

British American Tobacco (BAT) PLC	400,614	18,995,339

Centrica PLC	2,317,517	10,401,252

Compass Group PLC	1,399,952	13,255,332

Kingfisher PLC	2,896,783	11,261,939

Pearson PLC	562,733	10,538,626

Prudential PLC	1,318,606	12,992,875

Rio Tinto PLC	588,712	28,490,416

Royal Dutch Shell PLC Class A	664,388	24,424,658

SSE PLC	834,650	16,720,686

Standard Chartered PLC	383,888	8,358,207

Tullow Oil PLC	483,577	10,511,388

Vodafone Group PLC	8,227,980	22,843,836

WM Morrison Supermarkets PLC	2,113,564	10,681,439

Xstrata PLC	879,401	13,242,789

		258,359,549
United States (4.3%)
Accenture PLC Class A	98,900	5,264,447

ACE, Ltd.	153,100	10,735,372

Apple, Inc. †	23,200	9,396,000

Beam, Inc.	87,700	4,492,871

Tyco International, Ltd.	291,318	13,607,503

		43,496,193

Total common stocks (cost $1,064,783,666)		$999,507,491

SHORT-TERM INVESTMENTS (2.3%)*	Principal amount/shares	Value

Putnam Cash Collateral Pool, LLC 0.14% [d]	9,477,445	$9,477,445

Putnam Money Market Liquidity Fund 0.05% [e]	8,747,455	8,747,455

SSgA Prime Money Market Fund 0.08% P	40,000	40,000

U.S. Treasury Bills with effective yields ranging from
0.090% to 0.094%, November 15, 2012 ##	$712,000	711,452

U.S. Treasury Bills with effective yields ranging from
0.084% to 0.104%, October 18, 2012 ##	4,440,000	4,436,972

U.S. Treasury Bills with an effective yield of 0.055%,
August 23, 2012	59,000	58,973

U.S. Treasury Bills with an effective yield of 0.104%,
February 9, 2012	20,000	19,998

U.S. Treasury Bills with an effective yield of 0.082%,
January 12, 2012 ##	181,000	180,995

Total short-term investments (cost $23,673,060)		$23,673,290

TOTAL INVESTMENTS

Total investments (cost $1,088,456,726)		$1,023,180,781

Key to holding’s abbreviations
ADR	American Depository Receipts
GDR	Global Depository Receipts
OAO	Open Joint Stock Company

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from July 1, 2011 through December 31, 2011 (the reporting period).

* Percentages indicated are based on net assets of $1,008,770,259.

† Non-income-producing security.

## This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.

d See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P Security purchased with cash or security received, that was pledged to the fund for collateral on certain derivatives contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

S Security on loan, in part or in entirety, at the close of the reporting period.

At the close of the reporting period, the fund maintained liquid assets totaling $1,769,414 to cover certain derivatives contracts.

ADR or GDR after the name of a foreign holding represents ownership of foreign securities on deposit with a custodian bank.

The fund had the following industry concentration greater than 10% at the close of the reporting period (as a percentage of net assets):

Oil, gas, and consumable fuels	10.2%

FORWARD CURRENCY CONTRACTS at 12/31/11 (aggregate face value $313,589,410) (Unaudited)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America, N.A.

	Australian Dollar	Buy	1/18/12	$2,929,857	$2,923,127	$6,730

	British Pound	Sell	1/18/12	1,656,852	1,676,844	19,992

	Canadian Dollar	Buy	1/18/12	451,382	451,538	(156)

	Euro	Sell	1/18/12	2,752,587	2,869,953	117,366

	Norwegian Krone	Sell	1/18/12	2,578,772	2,657,054	78,282

	Swedish Krona	Buy	1/18/12	3,258,094	3,312,187	(54,093)

	Swiss Franc	Buy	1/18/12	6,975,342	7,157,851	(182,509)

Barclays Bank PLC

	British Pound	Sell	1/18/12	2,205,461	2,232,385	26,924

	Canadian Dollar	Sell	1/18/12	4,318,249	4,320,045	1,796

	Euro	Buy	1/18/12	3,409,993	3,554,072	(144,079)

	Hong Kong Dollar	Buy	1/18/12	3,729,592	3,729,138	454

	Japanese Yen	Sell	1/18/12	4,374,602	4,337,261	(37,341)

	Norwegian Krone	Sell	1/18/12	2,062,637	2,124,870	62,233

	Singapore Dollar	Buy	1/18/12	6,913,241	7,005,734	(92,493)

	Swedish Krona	Buy	1/18/12	859,871	874,154	(14,283)

	Swiss Franc	Buy	1/18/12	6,643,528	6,817,020	(173,492)

FORWARD CURRENCY CONTRACTS at 12/31/11 (aggregate face value $313,589,410) (Unaudited) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Citibank, N.A.

	Australian Dollar	Buy	1/18/12	$3,142,159	$3,134,540	$7,619

	British Pound	Sell	1/18/12	2,587,298	2,680,295	92,997

	Danish Krone	Buy	1/18/12	10,857,651	11,309,440	(451,789)

	Euro	Sell	1/18/12	1,556,339	1,621,617	65,278

	Hong Kong Dollar	Buy	1/18/12	3,372,964	3,372,506	458

	Norwegian Krone	Sell	1/18/12	948,090	976,848	28,758

	Singapore Dollar	Buy	1/18/12	10,639	10,781	(142)

	Swedish Krona	Sell	1/18/12	2,457,438	2,498,597	41,159

	Swiss Franc	Buy	1/18/12	7,331,329	7,525,907	(194,578)

Credit Suisse AG

	Australian Dollar	Buy	1/18/12	1,284,231	1,335,596	(51,365)

	British Pound	Sell	1/18/12	3,020,843	3,057,507	36,664

	Canadian Dollar	Buy	1/18/12	793,843	794,243	(400)

	Euro	Sell	1/18/12	8,379,303	8,733,992	354,689

	Japanese Yen	Sell	1/18/12	4,559,128	4,519,921	(39,207)

	Norwegian Krone	Sell	1/18/12	2,114,262	2,178,901	64,639

	Swedish Krona	Buy	1/18/12	4,549,498	4,624,830	(75,332)

	Swiss Franc	Buy	1/18/12	7,852,584	8,051,316	(198,732)

Deutsche Bank AG

	Australian Dollar	Buy	1/18/12	936,725	932,894	3,831

	British Pound	Sell	1/18/12	2,199,094	2,225,558	26,464

	Euro	Sell	1/18/12	7,185,643	7,487,863	302,220

	Swedish Krona	Buy	1/18/12	2,701,657	2,747,678	(46,021)

	Swiss Franc	Buy	1/18/12	7,462,734	7,645,624	(182,890)

Goldman Sachs International

	Australian Dollar	Buy	1/18/12	3,809,804	3,800,827	8,977

	British Pound	Sell	1/18/12	2,963,389	2,999,337	35,948

	Euro	Sell	1/18/12	8,284,297	8,533,701	249,404

	Japanese Yen	Buy	1/18/12	310,438	302,908	7,530

	Norwegian Krone	Buy	1/18/12	1,176,484	1,210,826	(34,342)

	Swedish Krona	Buy	1/18/12	1,761,067	1,790,920	(29,853)

HSBC Bank USA, National Association

	Australian Dollar	Buy	1/18/12	2,816,710	2,807,398	9,312

	British Pound	Sell	1/18/12	258,543	261,681	3,138

	Euro	Sell	1/18/12	7,573,952	7,873,822	299,870

	Hong Kong Dollar	Buy	1/18/12	2,357,080	2,356,918	162

	Norwegian Krone	Sell	1/18/12	377,137	388,720	11,583

	Swiss Franc	Buy	1/18/12	7,630,558	7,821,792	(191,234)

JPMorgan Chase Bank, N.A.

	Australian Dollar	Sell	1/18/12	485,978	484,875	(1,103)

	British Pound	Sell	1/18/12	7,228,657	7,285,327	56,670

	Euro	Sell	1/18/12	2,857,690	2,978,278	120,588

FORWARD CURRENCY CONTRACTS at 12/31/11 (aggregate face value $313,589,410) (Unaudited) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

JPMorgan Chase Bank, N.A. cont.

	Hong Kong Dollar	Buy	1/18/12	$10,142,068	$10,126,606	$15,462

	Japanese Yen	Sell	1/18/12	5,026,147	4,982,794	(43,353)

	Norwegian Krone	Buy	1/18/12	8,850,597	9,119,143	(268,546)

	Singapore Dollar	Buy	1/18/12	11,828,417	11,985,361	(156,944)

	Swedish Krona	Buy	1/18/12	3,193,653	3,247,575	(53,922)

	Swiss Franc	Buy	1/18/12	6,207,036	6,371,218	(164,182)

Royal Bank of Scotland PLC (The)

	Australian Dollar	Buy	1/18/12	3,150,533	3,148,632	1,901

	British Pound	Sell	1/18/12	4,073,029	4,121,205	48,176

	Canadian Dollar	Buy	1/18/12	3,095,987	3,097,015	(1,028)

	Euro	Buy	1/18/12	13,021,269	13,570,940	(549,671)

	Japanese Yen	Buy	1/18/12	101,975	86,766	15,209

	Swedish Krona	Buy	1/18/12	1,229,648	1,251,273	(21,625)

	Swiss Franc	Buy	1/18/12	5,365,787	5,509,825	(144,038)

State Street Bank and Trust Co.

	Australian Dollar	Buy	1/18/12	3,257,654	3,243,438	14,216

	Canadian Dollar	Sell	1/18/12	1,742,823	1,742,795	(28)

	Euro	Sell	1/18/12	1,590,640	1,657,417	66,777

	Norwegian Krone	Sell	1/18/12	345,517	355,945	10,428

	Swedish Krona	Buy	1/18/12	175,116	177,867	(2,751)

UBS AG

	Australian Dollar	Sell	1/18/12	1,148,210	1,135,598	(12,612)

	British Pound	Sell	1/18/12	5,957,834	6,030,299	72,465

	Euro	Sell	1/18/12	2,931,468	3,054,943	123,475

	Norwegian Krone	Buy	1/18/12	340,285	350,454	(10,169)

	Swedish Krona	Buy	1/18/12	3,878,930	3,944,009	(65,079)

	Swiss Franc	Buy	1/18/12	7,666,764	7,863,111	(196,347)

Westpac Banking Corp.

	Australian Dollar	Buy	1/18/12	1,236,032	1,230,686	5,346

	British Pound	Sell	1/18/12	637,896	645,589	7,693

	Canadian Dollar	Sell	1/18/12	3,802,104	3,807,909	5,805

	Euro	Sell	1/18/12	2,944,023	3,067,823	123,800

	Japanese Yen	Sell	1/18/12	4,291,611	4,256,157	(35,454)

Total						$(1,268,695)

Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820) establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Australia	$—	$28,378,991	$—

Belgium	—	24,004,873	—

Brazil	13,503,804	—	—

Canada	29,619,098	—	—

China	13,703,040	37,648,119	—

France	—	100,223,239	—

Germany	—	109,179,444	—

Hong Kong	—	8,085,201	—

Ireland	10,244,276	22,334,387	—

Israel	9,040,640	—	—

Italy	—	7,859,160	—

Japan	—	208,584,891	—

Malaysia	—	6,347,985	—

Netherlands	—	10,204,634	—

Norway	—	7,622,890	—

Russia	1,897,033	15,858,703	—

South Korea	—	10,226,867	—

Spain	421,496	6,508,919	—

Taiwan	—	16,154,059	—

United Kingdom	—	258,359,549	—

United States	43,496,193	—	—

Total common stocks	121,925,580	877,581,911	—

Short-term investments	8,787,455	14,885,835	—

Totals by level	$130,713,035	$892,467,746	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$(1,268,695)	$—

Totals by level	$—	$(1,268,695)	$—

At the start and/or close of the reporting period, Level 3 investments in securities were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 12/31/11 (Unaudited)

ASSETS

Investment in securities, at value, including $8,997,115 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $1,070,231,826)	$1,004,955,881
Affiliated issuers (identified cost $18,224,900) (Notes 1 and 6)	18,224,900

Foreign currency (cost $961,846) (Note 1)	933,040

Dividends, interest and other receivables	1,418,849

Foreign tax reclaim	167,125

Receivable for shares of the fund sold	629,181

Unrealized appreciation on forward currency contracts (Note 1)	2,652,488

Total assets	1,028,981,464

LIABILITIES

Payable for investments purchased	1,026,131

Payable for shares of the fund repurchased	3,478,483

Payable for compensation of Manager (Note 2)	580,736

Payable for investor servicing fees (Note 2)	228,624

Payable for custodian fees (Note 2)	75,557

Payable for Trustee compensation and expenses (Note 2)	562,766

Payable for administrative services (Note 2)	2,656

Payable for distribution fees (Note 2)	642,320

Unrealized depreciation on forward currency contracts (Note 1)	3,921,183

Collateral on securities loaned, at value (Note 1)	9,477,445

Collateral on certain derivative contracts, at value (Note 1)	40,000

Other accrued expenses	175,304

Total liabilities	20,211,205

Net assets	$1,008,770,259

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1, 4 and 7)	$2,570,630,816

Accumulated net investment loss (Note 1)	(36,335,806)

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(1,458,838,510)

Net unrealized depreciation of investments and assets and liabilities in foreign currencies	(66,686,241)

Total — Representing net assets applicable to capital shares outstanding	$1,008,770,259

(Continued on next page)

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($834,824,034 divided by 52,307,583 shares)	$15.96

Offering price per class A share (100/94.25 of $15.96)*	$16.93

Net asset value and offering price per class B share ($30,762,723 divided by 2,020,322 shares)**	$15.23

Net asset value and offering price per class C share ($57,886,491 divided by 3,738,653 shares)**	$15.48

Net asset value and redemption price per class M share ($18,100,373 divided by 1,162,389 shares)	$15.57

Offering price per class M share (100/96.50 of $15.57)*	$16.13

Net asset value, offering price and redemption price per class R share
($3,333,102 divided by 211,939 shares)	$15.73

Net asset value, offering price and redemption price per class Y share
($63,863,536 divided by 3,956,227 shares)	$16.14

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Statement of operations Six months ended 12/31/11 (Unaudited)

INVESTMENT INCOME

Dividends (net of foreign tax of $546,460)	$10,775,525

Interest (including interest income of $965 from investments in affiliated issuers) (Note 6)	1,130

Securities lending (Note 1)	177,080

Total investment income	10,953,735

EXPENSES

Compensation of Manager (Note 2)	3,966,480

Investor servicing fees (Note 2)	1,922,702

Custodian fees (Note 2)	67,502

Trustee compensation and expenses (Note 2)	51,788

Administrative services (Note 2)	16,269

Distribution fees — Class A (Note 2)	1,185,220

Distribution fees — Class B (Note 2)	187,791

Distribution fees — Class C (Note 2)	330,228

Distribution fees — Class M (Note 2)	75,652

Distribution fees — Class R (Note 2)	9,026

Other	262,319

Total expenses	8,074,977

Expense reduction (Note 2)	(69,031)

Net expenses	8,005,946

Net investment income	2,947,789

Net realized loss on investments (Notes 1 and 3)	(19,614,807)

Net realized loss on foreign currency transactions (Note 1)	(5,526,126)

Net realized gain on written options (Notes 1 and 3)	201,663

Net unrealized appreciation of assets and liabilities in foreign currencies during the period	79,831

Net unrealized depreciation of investments during the period	(260,122,142)

Net loss on investments	(284,981,581)

Net decrease in net assets resulting from operations	$(282,033,792)

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 12/31/11*	Year ended 6/30/11

Operations:
Net investment income	$2,947,789	$14,427,665

Net realized gain (loss) on investments
and foreign currency transactions	(24,939,270)	243,646,351

Net unrealized appreciation (depreciation)
of investments and assets and liabilities
in foreign currencies	(260,042,311)	178,894,730

Net increase (decrease) in net assets resulting
from operations	(282,033,792)	436,968,746

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(47,793,255)	(25,096,126)

Class B	(1,466,795)	(741,492)

Class C	(2,877,971)	(1,157,137)

Class M	(952,648)	(456,031)

Class R	(180,113)	(86,014)

Class Y	(3,775,954)	(1,617,043)

Increase in capital from settlement payments (Note 7)	19,955,701	3,647,415

Redemption fees (Note 1)	—	7,828

Decrease from capital share transactions (Note 4)	(72,927,687)	(361,211,392)

Total increase (decrease) in net assets	(392,052,514)	50,258,754

NET ASSETS

Beginning of period	1,400,822,773	1,350,564,019

End of period (including distributions in excess of net
investment income of $36,335,806 and undistributed net
investment income of $17,763,141, respectively)	$1,008,770,259	$1,400,822,773

* Unaudited

The accompanying notes are an integral part of these financial statements.

This page left blank intentionally.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:								RATIOS AND SUPPLEMENTAL DATA:

															Ratio
	Net asset	Net	Net realized		From	From								Ratio	of net investment
	value,	investment	and unrealized	Total from	net	net realized	From	Total					Net assets,	of expenses	income (loss)
	beginning	income	gain (loss)	investment	investment	gain	return	distribu-	Redemption	Non-recurring	Net asset value,	Total return at net	end of period	to average	to average	Portfolio
Period ended	of period	(loss) [a]	on investments	operations	income	on investments	of capital	tions	fees	reimbursements	end of period	asset value (%) [b]	(in thousands)	net assets (%) [c]	net assets (%)	turnover (%)

Class A
December 31, 2011**	$20.93	.05	(4.36)	(4.31)	(.96)	—	—	(.96)	—	.30 [d,e]	$15.96	(19.13)*	$834,824	.68*	.29*	40*
June 30, 2011	15.80	.21	5.28	5.49	(.41)	—	—	(.41)	— [f]	.05 [g,h,i]	20.93	35.21	1,159,510	1.37	1.06	80
June 30, 2010	15.75	.19	.29	.48	(.42)	—	(.01)	(.43)	— [f]	— [f,j]	15.80	2.67	1,087,233	1.42	1.07	96
June 30, 2009	24.68	.38	(9.38)	(9.00)	—	—	—	—	— [f]	.07 [k,l]	15.75	(36.18)	1,364,234	1.35 [m]	2.27 [m]	82
June 30, 2008	34.90	.48	(4.40)	(3.92)	(1.06)	(5.24)	—	(6.30)	— [f]	—	24.68	(12.73)	3,246,278	1.19 [m]	1.63 [m]	74
June 30, 2007	28.82	.35	7.89	8.24	(.70)	(1.46)	—	(2.16)	— [f]	—	34.90	29.51	4,223,621	1.25 [m]	1.11 [m]	95

Class B
December 31, 2011**	$19.85	(.01)	(4.15)	(4.16)	(.76)	—	—	(.76)	—	.30 [d,e]	$15.23	(19.41)*	$30,763	1.06*	(.08)*	40*
June 30, 2011	14.96	.03	5.02	5.05	(.21)	—	—	(.21)	— [f]	.05 [g,h,i]	19.85	34.20	50,180	2.12	.18	80
June 30, 2010	14.91	.04	.28	.32	(.26)	—	(.01)	(.27)	— [f]	— [f,j]	14.96	1.89	70,933	2.17	.21	96
June 30, 2009	23.55	.24	(8.95)	(8.71)	—	—	—	—	— [f]	.07 [k,l]	14.91	(36.69)	134,905	2.10 [m]	1.45 [m]	82
June 30, 2008	33.50	.18	(4.15)	(3.97)	(.74)	(5.24)	—	(5.98)	— [f]	—	23.55	(13.38)	478,126	1.94 [m]	.62 [m]	74
June 30, 2007	27.71	.09	7.60	7.69	(.44)	(1.46)	—	(1.90)	— [f]	—	33.50	28.56	1,013,822	2.00 [m]	.29 [m]	95

Class C
December 31, 2011**	$20.23	(.02)	(4.23)	(4.25)	(.80)	—	—	(.80)	—	.30 [d,e]	$15.48	(19.48)*	$57,886	1.06*	(.09)*	40*
June 30, 2011	15.27	.06	5.11	5.17	(.26)	—	—	(.26)	— [f]	.05 [g,h,i]	20.23	34.29	80,648	2.12	.31	80
June 30, 2010	15.24	.05	.29	.34	(.30)	—	(.01)	(.31)	— [f]	— [f,j]	15.27	1.92	76,281	2.17	.31	96
June 30, 2009	24.07	.25	(9.15)	(8.90)	—	—	—	—	— [f]	.07 [k,l]	15.24	(36.68)	93,839	2.10 [m]	1.56 [m]	82
June 30, 2008	34.16	.24	(4.30)	(4.06)	(.79)	(5.24)	—	(6.03)	— [f]	—	24.07	(13.39)	211,371	1.94 [m]	.82 [m]	74
June 30, 2007	28.25	.11	7.73	7.84	(.47)	(1.46)	—	(1.93)	— [f]	—	34.16	28.55	300,684	2.00 [m]	.37 [m]	95

Class M
December 31, 2011**	$20.38	.01	(4.27)	(4.26)	(.85)	—	—	(.85)	—	.30 [d,e]	$15.57	(19.37)*	$18,100	.93*	.03*	40*
June 30, 2011	15.38	.10	5.16	5.26	(.31)	—	—	(.31)	— [f]	.05 [g,h,i]	20.38	34.65	24,507	1.87	.51	80
June 30, 2010	15.35	.10	.28	.38	(.34)	—	(.01)	(.35)	— [f]	— [f,j]	15.38	2.15	25,387	1.92	.57	96
June 30, 2009	24.18	.29	(9.19)	(8.90)	—	—	—	—	— [f]	.07 [k,l]	15.35	(36.52)	29,707	1.85 [m]	1.81 [m]	82
June 30, 2008	34.30	.31	(4.32)	(4.01)	(.87)	(5.24)	—	(6.11)	— [f]	—	24.18	(13.20)	66,502	1.69 [m]	1.07 [m]	74
June 30, 2007	28.35	.19	7.76	7.95	(.54)	(1.46)	—	(2.00)	— [f]	—	34.30	28.89	96,237	1.75 [m]	.61 [m]	95

Class R
December 31, 2011**	$20.61	.03	(4.30)	(4.27)	(.91)	—	—	(.91)	—	.30 [d,e]	$15.73	(19.23)*	$3,333	.80*	.15*	40*
June 30, 2011	15.57	.17	5.19	5.36	(.37)	—	—	(.37)	— [f]	.05 [g,h,i]	20.61	34.90	4,583	1.62	.85	80
June 30, 2010	15.52	.15	.29	.44	(.38)	—	(.01)	(.39)	— [f]	— [f,j]	15.57	2.46	3,537	1.67	.82	96
June 30, 2009	24.40	.35	(9.30)	(8.95)	—	—	—	—	— [f]	.07 [k,l]	15.52	(36.39)	3,648	1.60 [m]	2.18 [m]	82
June 30, 2008	34.59	.42	(4.38)	(3.96)	(.99)	(5.24)	—	(6.23)	— [f]	—	24.40	(12.96)	5,128	1.44 [m]	1.45 [m]	74
June 30, 2007	28.61	.33	7.77	8.10	(.66)	(1.46)	—	(2.12)	— [f]	—	34.59	29.23	5,504	1.50 [m]	1.05 [m]	95

Class Y
December 31, 2011**	$21.20	.07	(4.42)	(4.35)	(1.01)	—	—	(1.01)	—	.30 [d,e]	$16.14	(19.06)*	$63,864	.55*	.41*	40*
June 30, 2011	16.00	.27	5.34	5.61	(.46)	—	—	(.46)	— [f]	.05 [g,h,i]	21.20	35.55	81,394	1.12	1.38	80
June 30, 2010	15.94	.22	.31	.53	(.46)	—	(.01)	(.47)	— [f]	— [f,j]	16.00	2.95	87,194	1.17	1.21	96
June 30, 2009	24.92	.41	(9.46)	(9.05)	—	—	—	—	— [f]	.07 [k,l]	15.94	(36.04)	127,746	1.10 [m]	2.25 [m]	82
June 30, 2008	35.18	.58	(4.46)	(3.88)	(1.14)	(5.24)	—	(6.38)	— [f]	—	24.92	(12.49)	1,312,695	.94 [m]	1.94 [m]	74
June 30, 2007	29.03	.45	7.94	8.39	(.78)	(1.46)	—	(2.24)	— [f]	—	35.18	29.85	1,613,443	1.00 [m]	1.40 [m]	95

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

30	31

Financial highlights (Continued)

* Not annualized.

** Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and brokerage/services arrangements (Note 2).

d Reflects a non-recurring reimbursement pursuant to a settlement between the Securities and Exchange Commission (the SEC) and Canadian Imperial Holdings, Inc. and CIBC World Markets Corp. which amounted to $0.03 per share outstanding on November 29, 2011.

e Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the SEC, which amounted to the following per share outstanding on July 21, 2011 (Note 7):

Per share

Class A	$0.27

Class B	0.26

Class C	0.26

Class M	0.26

Class R	0.26

Class Y	0.27

This payment resulted in an increase to total returns of 1.37% for the period ended December 31, 2011.

f Amount represents less than $0.01 per share.

g Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Zurich Capital Markets, which amounted to less than $0.01 per share outstanding as of December 21, 2010.

h Reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to $0.01 per share outstanding on May 11, 2011.

i Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Prudential Securities, Inc., which amounted to $0.04 per share outstanding as of May 16, 2011.

j Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Prudential Securities, Inc., which amounted to less than $0.01 per share outstanding as of March 30, 2010.

k Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Millennium Partners, L.P., Millennium Management, L.L.C., and Millennium International Management, L.L.C., which amounted to $0.04 per share outstanding as of June 23, 2009.

l Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Bear, Stearns & Co., Inc. and Bear, Stearns Securities Corp., which amounted to $0.03 per share outstanding as of May 21, 2009.

m Reflects an involuntary contractual expense limitation and/or waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund in effect during the period. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts:

Percentage of
average net assets

June 30, 2009	0.01%

June 30, 2008	<0.01

June 30, 2007	<0.01

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 12/31/11 (Unaudited)

Note 1: Significant accounting policies

Putnam International Equity Fund (the fund) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The fund seeks capital appreciation by investing mainly in common stocks (growth or value stocks or both) of midsize and large companies outside the United States that Putnam Investment Management, LLC (Putnam Management), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, believe have favorable investment potential.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

Prior to November 1, 2010, a 1.00% redemption fee applied to certain shares that were redeemed (either by selling or exchanging into another fund) within 90 days of purchase. The redemption fee was accounted for as an addition to paid-in-capital. Effective November 1, 2010, this redemption fee no longer applies to shares redeemed.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Unless otherwise noted, the “reporting period” represents the period July 1, 2011 through December 31, 2011.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported, as in the case of some securities traded over-the-counter, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in other open-end investment companies, which are classified as Level 1 securities, are based on their net asset value (NAV). The NAV of an investment company equals the total value of its assets less its liabilities and divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day that the exchange is open.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the

U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which will generally represent a transfer from a Level 1 to a Level 2 security, will be classified as Level 2. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

C) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments. The fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

D) Options contracts The fund uses options contracts to hedge against changes in values of securities it owns, owned or expects to own.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio. See Note 3 for the volume of written options contracts activity for the reporting period. For the reporting period, the transaction volume of purchased options contracts was minimal.

E) Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average contract amount of approximately $499,400,000 on forward currency contracts for the reporting period.

F) Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $117,387 at the close of the reporting period. Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty. Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $2,029,582 on derivative contracts subject to the Master Agreements. Collateral posted by the fund totaled $1,310,105.

G) Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the value of securities loaned amounted to $8,997,115 and the fund received cash collateral of $9,477,445.

H) Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the Securities and Exchange Commission (the SEC). This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

I) Line of credit The fund participates, along with other Putnam funds, in a $325 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street Bank and Trust Company (State Street). Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.13% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

J) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At June 30, 2011, the fund had a capital loss carryover of $1,428,533,347 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover
Short-term	Long-term	Total	Expiration

$453,462,998	$—	$453,462,998	June 30, 2017

975,070,349	—	975,070,349	June 30, 2018

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The aggregate identified cost on a tax basis is $1,093,822,619, resulting in gross unrealized appreciation and depreciation of $77,651,953 and $148,293,791, respectively, or net unrealized depreciation of $70,641,838.

K) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.850%	of the first $5 billion,
0.800%	of the next $5 billion,
0.750%	of the next $10 billion,
0.700%	of the next $10 billion,
0.650%	of the next $50 billion,
0.630%	of the next $50 billion,
0.620%	of the next $100 billion and
0.615%	of any excess thereafter.

In addition, beginning with the fund’s thirteenth complete calendar month of operation under the management contract (January 2011), the monthly management fee consists of the monthly base fee plus or minus a performance adjustment for the month. The performance adjustment is determined based on performance over the thirty-six month period then ended or, if the management contract has not yet been effective for thirty-six complete calendar months, the period from the date the management contract became effective to the end of the month for which the fee adjustment is being computed. Each month, the performance adjustment is calculated by multiplying the performance adjustment rate and the fund’s average net assets over the performance period and the result is divided by twelve. The resulting dollar amount is added to, or subtracted from the base fee for that month. The performance adjustment rate is equal to 0.03 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the MSCI EAFE Index (Net Dividends), each measured over the performance period. The maximum annualized performance adjustment rates are +/– 0.15%. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the performance period of up to thirty-six months. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

Because the performance adjustment is based on the fund’s performance relative to its applicable benchmark index, and not its absolute performance, the performance adjustment could increase Putnam Management’s fee even if the fund’s shares lose value during the performance period provided that the fund outperformed its benchmark index, and could decrease Putnam Management’s fee even if the fund’s shares increase in value during the performance period provided that the fund underperformed its benchmark index.

For the reporting period, the base fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.36% of the fund’s average net assets before a decrease of $69,477 (0.01% of the fund’s average net assets) based on performance.

Putnam Management has contractually agreed, through June 30, 2012, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.375% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $650 under the expense offset arrangements and by $68,381 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $778, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $15,219 and $182 from the sale of class A and class M shares, respectively, and received $11,608 and $421 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $463,591,121 and $579,393,844, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

		Written equity option	Written equity option
		contract amounts	premiums received

Written options outstanding at the
beginning of the reporting period	EUR	—	$—

Options opened	EUR	424,243	201,663

Options exercised	EUR	—	—

Options expired	EUR	(424,243)	(201,663)

Options closed	EUR	—	—

Written options outstanding at the
end of the reporting period	EUR	—	$—

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 12/31/11		Year ended 6/30/11

Class A	Shares	Amount	Shares	Amount

Shares sold	1,426,110	$25,365,379	3,773,374	$73,744,650

Shares issued in connection with
reinvestment of distributions	2,780,784	43,964,197	1,161,686	22,931,491

	4,206,894	69,329,576	4,935,060	96,676,141

Shares repurchased	(7,287,274)	(129,508,099)	(18,363,042)	(358,335,123)

Net decrease	(3,080,380)	$(60,178,523)	(13,427,982)	$(261,658,982)

	Six months ended 12/31/11		Year ended 6/30/11

Class B	Shares	Amount	Shares	Amount

Shares sold	57,711	$963,247	135,047	$2,501,557

Shares issued in connection with
reinvestment of distributions	91,217	1,375,552	36,108	678,939

	148,928	2,338,799	171,155	3,180,496

Shares repurchased	(656,057)	(11,322,755)	(2,385,232)	(44,057,822)

Net decrease	(507,129)	$(8,983,956)	(2,214,077)	$(40,877,326)

	Six months ended 12/31/11		Year ended 6/30/11

Class C	Shares	Amount	Shares	Amount

Shares sold	73,775	$1,201,987	103,761	$1,977,976

Shares issued in connection with
reinvestment of distributions	152,778	2,343,618	48,536	929,458

	226,553	3,545,605	152,297	2,907,434

Shares repurchased	(475,293)	(8,134,823)	(1,160,049)	(21,882,300)

Net decrease	(248,740)	$(4,589,218)	(1,007,752)	$(18,974,866)

	Six months ended 12/31/11		Year ended 6/30/11

Class M	Shares	Amount	Shares	Amount

Shares sold	55,333	$915,114	82,574	$1,557,175

Shares issued in connection with
reinvestment of distributions	53,440	824,582	19,367	373,014

	108,773	1,739,696	101,941	1,930,189

Shares repurchased	(149,113)	(2,623,464)	(549,427)	(10,537,904)

Net decrease	(40,340)	$(883,768)	(447,486)	$(8,607,715)

	Six months ended 12/31/11		Year ended 6/30/11

Class R	Shares	Amount	Shares	Amount

Shares sold	17,537	$300,943	49,965	$964,990

Shares issued in connection with
reinvestment of distributions	11,449	178,369	4,350	84,643

	28,986	479,312	54,315	1,049,633

Shares repurchased	(39,407)	(739,504)	(59,144)	(1,153,559)

Net decrease	(10,421)	$(260,192)	(4,829)	$(103,926)

	Six months ended 12/31/11		Year ended 6/30/11

Class Y	Shares	Amount	Shares	Amount

Shares sold	360,097	$6,980,298	991,181	$19,968,983

Shares issued in connection with
reinvestment of distributions	224,235	3,585,517	75,012	1,497,237

	584,332	10,565,815	1,066,193	21,466,220

Shares repurchased	(467,130)	(8,597,845)	(2,678,422)	(52,454,797)

Net increase (decrease)	117,202	$1,967,970	(1,612,229)	$(30,988,577)

Note 5: Summary of derivative activity

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Foreign exchange
contracts	Receivables	$2,652,488	Payables	$3,921,183

Total		$2,652,488		$3,921,183

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging		Forward currency
instruments under ASC 815	Options	contracts	Total

Foreign exchange contracts	$—	$(5,214,253)	$(5,214,253)

Equity contracts	(464,641)	—	$(464,641)

Total	$(464,641)	$(5,214,253)	$(5,678,894)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging	Forward currency
instruments under ASC 815	contracts	Total

Foreign exchange contracts	$75,289	$75,289

Total	$75,289	$75,289

Note 6: Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $965 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $162,936,385 and $158,804,203, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. In July 2011, the fund recorded a receivable of $17,870,838 related to restitution amounts in connection with a distribution plan approved by the SEC. This amount, which was received by the fund in December 2011, is reported as part of Increase in capital from settlement payments on the Statement of changes in net assets. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. In May 2011, the fund received a payment of $831,529 related to settlement of those lawsuits. This amount is reported as a part of Increase in capital from settlement payments on the Statement of changes in net assets. Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 8: New accounting pronouncement

In May 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2011–04 “Fair Value Measurements and Disclosures (Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS”. ASU 2011–04 amends FASB Topic 820 “Fair Value Measurement” and seeks to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. ASU 2011–04 is effective for fiscal years and interim periods beginning after December 15, 2011. Putnam Management is currently evaluating the application of ASU 2011–04 and its impact, if any, on the fund’s financial statements.

Note 9: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth	Income
Growth Opportunities Fund	American Government Income Fund
International Growth Fund	Diversified Income Trust
Multi-Cap Growth Fund	Floating Rate Income Fund
Small Cap Growth Fund	Global Income Trust
Voyager Fund	High Yield Advantage Fund
High Yield Trust
Blend	Income Fund
Asia Pacific Equity Fund	Money Market Fund*
Capital Opportunities Fund	Short Duration Income Fund
Capital Spectrum Fund	U.S. Government Income Trust
Emerging Markets Equity Fund
Equity Spectrum Fund	Tax-free income
Europe Equity Fund	AMT-Free Municipal Fund
Global Equity Fund	Tax Exempt Income Fund
International Capital Opportunities Fund	Tax Exempt Money Market Fund*
International Equity Fund	Tax-Free High Yield Fund
Investors Fund
Multi-Cap Core Fund	State tax-free income funds:
Research Fund	Arizona, California, Massachusetts, Michigan,
Minnesota, New Jersey, New York, Ohio,
Value	and Pennsylvania.
Convertible Securities Fund
Equity Income Fund	Absolute Return
George Putnam Balanced Fund	Absolute Return 100 Fund
The Putnam Fund for Growth and Income	Absolute Return 300 Fund
International Value Fund	Absolute Return 500 Fund
Multi-Cap Value Fund	Absolute Return 700 Fund
Small Cap Value Fund

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Global Sector	Putnam RetirementReady Funds — portfolios
Global Consumer Fund	with automatically adjusting allocations to
Global Energy Fund	stocks, bonds, and money market instruments,
Global Financials Fund	becoming more conservative over time.
Global Health Care Fund
Global Industrials Fund	RetirementReady 2055 Fund
Global Natural Resources Fund	RetirementReady 2050 Fund
Global Sector Fund	RetirementReady 2045 Fund
Global Technology Fund	RetirementReady 2040 Fund
Global Telecommunications Fund	RetirementReady 2035 Fund
Global Utilities Fund	RetirementReady 2030 Fund
RetirementReady 2025 Fund
Asset Allocation	RetirementReady 2020 Fund
Putnam Global Asset Allocation Funds —	RetirementReady 2015 Fund
portfolios with allocations to stocks, bonds,
and money market instruments that are	Putnam Retirement Income Lifestyle
adjusted dynamically within specified ranges	Funds — portfolios with managed
as market conditions change.	allocations to stocks, bonds, and money
market investments to generate
Dynamic Asset Allocation Balanced Fund	retirement income.
Prior to November 30, 2011, this fund was known as
Putnam Asset Allocation: Balanced Portfolio.	Retirement Income Fund Lifestyle 1
Dynamic Asset Allocation	Prior to June 16, 2011, this fund was known as
Conservative Fund	Putnam RetirementReady Maturity Fund.
Prior to November 30, 2011, this fund was known as	Retirement Income Fund Lifestyle 2
Putnam Asset Allocation: Conservative Portfolio.	Retirement Income Fund Lifestyle 3
Dynamic Asset Allocation Growth Fund	Prior to June 16, 2011, this fund was known as
Prior to November 30, 2011, this fund was known as	Putnam Income Strategies Fund.
Putnam Asset Allocation: Growth Portfolio.
Dynamic Risk Allocation Fund

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund's prospectus.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	John A. Hill	Mark C. Trenchard
Putnam Investment	Paul L. Joskow	Vice President and
Management, LLC	Elizabeth T. Kennan	BSA Compliance Officer
One Post Office Square	Kenneth R. Leibler
Boston, MA 02109	Robert E. Patterson	Robert T. Burns
	George Putnam, III	Vice President and
Investment Sub-Manager	Robert L. Reynolds	Chief Legal Officer
Putnam Investments Limited	W. Thomas Stephens
57–59 St James’s Street		James P. Pappas
London, England SW1A 1LD	Officers	Vice President
Robert L. Reynolds
Investment Sub-Advisor	President	Judith Cohen
The Putnam Advisory		Vice President, Clerk and
Company, LLC	Jonathan S. Horwitz	Assistant Treasurer
One Post Office Square	Executive Vice President,
Boston, MA 02109	Principal Executive	Michael Higgins
	Officer, Treasurer and	Vice President, Senior Associate
Marketing Services	Compliance Liaison	Treasurer and Assistant Clerk
Putnam Retail Management
One Post Office Square	Steven D. Krichmar	Nancy E. Florek
Boston, MA 02109	Vice President and	Vice President, Assistant Clerk,
	Principal Financial Officer	Assistant Treasurer and
Custodian		Proxy Manager
State Street Bank	Janet C. Smith
and Trust Company	Vice President, Assistant	Susan G. Malloy
	Treasurer and Principal	Vice President and
Legal Counsel	Accounting Officer	Assistant Treasurer
Ropes & Gray LLP
Robert R. Leveille
Trustees	Vice President and
Jameson A. Baxter, Chair	Chief Compliance Officer
Ravi Akhoury
Barbara M. Baumann
Charles B. Curtis
Robert J. Darretta

This report is for the information of shareholders of Putnam International Equity Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

INVESTING FOR OVER 70 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

Go paperless, log on to putnam.com and update your mailing options.

SA009
272223 2/12

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam International Equity Fund

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: February 28, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: February 28, 2012

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: February 28, 2012